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                           EFFECTIVE AUGUST 23RD, 2004

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported) June 26, 2006

                             SPECTRUM CONTROL, Inc.
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             (Exact name of registrant as specified in its charter)

          Pennsylvania                   0-8796                25-1196447
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  (State or other jurisdiction        (Commission           (I.R.S. Employer
       of incorporation)              File Number)         Identification No.)

       8031 Avonia Road; Fairview, Pennsylvania                 16415
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       (Address of principal executive offices)               (Zip Code)

        Registrant's telephone number, including area code (814) 474-2207


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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

                On June 26, 2006, Spectrum Control, Inc. issued a news release announcing the appointment of a new director to its Board of Directors. A copy of the release is attached as Exhibit 99.1.

Item 9.01   Financial Statements and Exhibits

                (d) Exhibits - 99.1 Press Release of Spectrum Control, Inc. dated June 26, 2006

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

                                                 SPECTRUM CONTROL, INC.
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                                                 (Registrant)


     Date: June 26, 2006                         By: /s/ John P. Freeman
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                                                     (Signature)
                                                     Senior Vice President
                                                     and Chief Financial Officer